CONFIDENTIAL TREATMENT HAS BEEN REQUESTED FOR CERTAIN PORTIONS OF THIS DOCUMENT PURSUANT TO AN APPLICATION FOR CONFIDENTIAL TREATMENT SENT TO THE SECURITIES AND EXCHANGE COMMISSION. SUCH PORTIONS ARE OMITTED FROM THIS FILING AND ARE FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

                                                                   EXHIBIT 10.37


                          AMENDMENT TO LOAN AGREEMENT

          THIS AMENDMENT TO LOAN AGREEMENT dated as of May 4, 2001 (this "Amendment") between LEHMAN BROTHERS BANK FSB, having an address at 921 North Orange Street, Wilmington, Delaware 19801 ("Lender") and EXODUS COMMUNICATIONS REAL PROPERTY I, LLC, a Delaware limited liability company, having its address at 2831 Mission College Boulevard, Suite C, Santa Clara, California 95054-1838, and EXODUS COMMUNICATIONS REAL PROPERTY I, LP, a Texas limited partnership, having its address at 2831 Mission College Boulevard, Suite A, Santa Clara, California 95054-1838 (collectively, "Borrower").

                              W I T N E S S E T H:
                              - - - - - - - - - -

          WHEREAS, Lender and Borrower are parties to a loan agreement dated as of March 30, 2001 (the "Loan Agreement") wherein Lender agreed to make a loan to Borrower in the maximum principal amount of $105,000,000;

          WHEREAS, Lender and Borrower have agreed to increase the amount of the loan by an additional $11,000,000;

          WHEREAS, Lender and Borrower are desirous of amending the Loan Agreement in the manner hereinafter provided.

          NOW, THEREFORE, for good and valuable consideration, the parties hereto hereby agree that the Loan Agreement is hereby amended as follows:

          1. All capitalized terms not otherwise defined herein shall have the meanings provided in the Loan Agreement.

          2. The amount of the Subsequent Advance shall be * Dollars ($*), which Subsequent Advance has been made in full concurrently herewith.

          3. The Applicable Interest Rate with respect to the Subsequent Advance for the Interest Period commencing as of the date hereof and ending May 9, 2001 shall be (i) *% with respect to Component A, (ii) *% with respect to Component B, (iii) *% with respect to Component C and (iv) *% with respect to Component D.

          4. Borrower and Lender hereby acknowledge and agree that with respect to the Payment Date occurring on May 10, 2001, Borrower shall pay (a) interest at the Applicable Interest Rate (i) with respect to the Subsequent Advance for the Interest Period commencing as of the date hereof and ending May 9, 2001 and (ii) with respect to the Initial Advance for the Interest Period commencing as of April 10, 2001 and ending May 9, 2001 and (b) a principal amount determined in accordance with clause (ii) of the definition of Monthly Debt Service Payment Amount.


* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and are filed separately with the Securities and Exchange Commission.

          5. Any and all references to 4650 Ironsides Drive, Santa Clara, California and 4700 Ironsides Drive, Santa Clara, California shall be amended to refer to, respectively, 4650 Old Ironsides Drive, Santa Clara, California and 4700 Old Ironsides Drive, Santa Clara, California.

          6.  The term "Assignment of Leases" is hereby amended to delete the
                        --------------------
words "as of the date hereof" from the definition thereof.

          7.  The term "Component A" is hereby amended in its entirety to
                        -----------
mean that certain portion of the Loan in the initial principal amount of
* Dollars ($*).

          8.  The term "Component B" is hereby amended in its entirety to mean
                        -----------
that certain portion of the Loan in the initial principal amount of * Dollars ($*).

          9.  The term "Component C" is hereby amended in its entirety to mean
                        -----------
that certain portion of the Loan in the initial principal amount of * Dollars ($*).

         10.  The term "Component D" is hereby amended in its entirety to
                        -----------
mean that certain portion of the Loan in the initial principal amount of * Dollars ($*).

         11.  The term "Interest Rate Cap Event" is hereby amended in its
                        -----------------------
entirety to mean (i) LIBOR is equal to or greater than *% or (ii) notice from Lender that a Securitization is expected to occur within the next twenty (20) days.

         12.  The term "Note" is hereby amended in its entirety to mean that
                        ----
certain Amended and Restated Promissory Note of even date herewith in the principal amount of One Hundred Sixteen Million and No/100 Dollars ($116,000,000), made by Borrower in favor of Lender, as the same may be amended, restated, replaced, supplemented or otherwise modified from time to time.

         13.  The term "Release Amount" is hereby amended in its entirety to
                        --------------
mean for an Individual Property the amount set forth on Schedule I hereto.
                                                        ----------

         14.  The term "Spread" is hereby amended in its entirety to mean (a)
                        ------
*% with respect to Component A, (b) *% with respect to Component B, (c)
*% with respect to Component C, and (d) *% with respect to Component D.

         15.  The term "Strike Price" is hereby amended to mean *%.
                        ------------

         16. Section 7.3 is hereby deleted in its entirety and all references in the Loan Agreement or in any of the other Loan Documents to the terms Replacement Reserve Monthly Deposit, Replacements, Replacement Reserve Fund or Replacement Reserve Account shall be of no further force or effect.



                                       2


* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and are filed separately with the Securities and Exchange Commission.

         17.  The following shall be added as Section 5.1.11(h):
                                              -----------------

               "Within thirty (30) days of January 1 and July 1 of each calendar year, an update of * delivered in connection with the closing of the Loan shall be performed, which update shall be in form and substance reasonably satisfactory to Lender. Borrower shall provide * in connection with each such update. Borrower shall be responsible for the cost of such updates delivered during the extension periods described in Section 2.2.5(c) of this agreement.

         18. Schedule I of the Loan Agreement is hereby amended in its entirety and replaced with Schedule I attached hereto.

         19. Borrower hereby affirms each of the representations and warranties made as of the date of the Initial Advance and each of such representations and warranties are incorporated herein and made a part hereof. In addition, California Borrower hereby represents and warrants that it has good, marketable and insurable fee simple title to the real property comprising part of the Individual Property located at 4650 and 4700 Ironsides Drive, Santa Clara, California and good title to the balance of such Individual Property, free and clear of all Liens whatsoever except the Permitted Encumbrances, such other Liens as are permitted pursuant to the Loan Documents and the Liens created by the Loan Documents.

         20. As herein amended, the Loan Agreement is hereby ratified and remains in full force and effect.


                    [THERE IS NO FURTHER TEXT ON THIS PAGE]


                                       3



* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and are filed separately with the Securities and Exchange Commission.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized representatives, all as of the day and year first above written.

                                 EXODUS COMMUNICATIONS REAL PROPERTY I, LLC, a
                                    Delaware limited liability company

                                    By: Exodus Communications Real Property
                                        Managers I, LLC, a Delaware limited
                                        liability company, its managing member


                                    By: Exodus Communications, Inc., a
                                        Delaware corporation, its sole member

                                        By: /s/ Adam Wegner
                                           ------------------------------------
                                            Name:  Adam Wegner
                                            Title: EVP, Corporate and Legal
                                                   Affairs, General Counsel and
                                                   Secretary

                                 EXODUS COMMUNICATIONS REAL PROPERTY I, LP, a
                                    Texas limited partnership

                                    By: Exodus Communications Real Property
                                        Managers I, LLC, a Delaware limited
                                        liability company, its general partner


                                    By: Exodus Communications, Inc., a
                                        Delaware corporation, its sole member

                                        By: /s/ Adam Wegner
                                           ------------------------------------
                                            Name:  Adam Wegner
                                            Title: EVP, Corporate and Legal
                                                   Affairs, General Counsel and
                                                   Secretary


                                 LEHMAN BROTHERS BANK FSB

                                        By: /s/ Larry Kravetz
                                           ------------------------------------
                                            Name: Larry Kravetz
                                            Title: Senior Vice President

                                  Schedule I
                                  ----------

                    Properties - Allocated Release Amounts
                    --------------------------------------



-------------------------------------------------------------------------------------------------------
Borrower                                        Property                Allocated          Release
                                                                          Loan              Amount
                                                                         Amount
-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

Exodus Communications Real              1.  2401 and 2403 Walsh          $*                $*
 Property I, LLC                            Avenue, Santa Clara,
                                            California
                                        2.  4650 Old Ironsides           $*                $*
                                            Drive, Santa Clara,
                                            California
                                        3.  4700 Old Ironsides           $*                $*
                                            Drive, Santa Clara,
                                            California




-------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------

Exodus Communications Real              1.  1418 Park Center Drive,      $*                $*
  Property I, LP                            Austin, Texas
-------------------------------------------------------------------------------------------------------



                                       5


* Confidential treatment has been requested for certain portions of this document pursuant to an application for confidential treatment sent to the Securities and Exchange Commission. Such portions are omitted from this filing and are filed separately with the Securities and Exchange Commission.